NEWS RELEASE For Immediate Release Contact: Deanna Hart Barbara Thompson January 26, 2023 Investor Relations Corporate Communications 919-716-2137 919-716-2716 FIRST CITIZENS BANCSHARES REPORTS FOURTH QUARTER 2022 EARNINGS RALEIGH, N.C. -- First Citizens BancShares, Inc. (“BancShares”) (NASDAQ: FCNCA) reported earnings for the fourth quarter and year-to-date period ended December 31, 2022. Chairman and CEO Frank B. Holding, Jr. commented on the financial results for the quarter and year ended December 31, 2022: “First Citizens delivered solid financial results in 2022 marked by strong top line growth, low credit losses and well controlled expenses. Since the completion of our merger with CIT on January 3, 2022, we have successfully integrated our two companies and are now focused on capitalizing on opportunities to create positive operating leverage by growing revenues and optimizing our operations. We continued to execute on our capital strategy in the fourth quarter, completing our stock repurchase plan while still exceeding our CET 1 target. Looking ahead, we believe that we will have the ability to resume share buybacks in the second half of this year. We have also remained diligent in positioning ourselves to meet the regulatory requirements of a new large financial institution.” Holding added: “We are pleased with the performance of our lines of business during the year, achieving robust loan growth in the General Bank and in Industry Verticals and Business Capital within the Commercial Bank. Despite a challenging environment for deposits driven by unprecedented quantitative tightening, we experienced modest growth in noninterest checking accounts and only experienced a slight decline in deposits during the year. During the fourth quarter, deposits grew at an annualized rate of 8.4% driven by growth in our Direct Bank.” Holding concluded: “While we acknowledge concerns in the broader economy, and although we experienced an increase in nonaccrual loans during the fourth quarter, overall credit quality remains strong, and we are not seeing signs of significant loan portfolio deterioration. We enter 2023 with solid capital and liquidity positions and we believe that we are well positioned to continue to build customer relationships and grow our balance sheet profitably. And last but not least, I want to thank all of our associates for working so hard in 2022 on merger integration and to support our stockholders, customers and communities.” FINANCIAL HIGHLIGHTS For the fourth quarter, net income available to common stockholders was $243 million, or $16.67 per diluted common share, compared to $303 million, or $19.25 per diluted common share in the third quarter of 2022. Fourth quarter results were impacted by the strategic decision to exit $1.2 billion of Bank Owned Life Insurance policies. The surrender of the policies resulted in a tax charge of $55 million. Favorable market conditions prompted us to exit this long-term, illiquid asset and, as we receive proceeds from the surrender, it increases our capital and liquidity positions while at the same time allowing us to invest in highly liquid assets at higher yields. During the fourth quarter, we repurchased 472,586 shares of Class A common stock for a total cost of $398 million. For the year, we repurchased 1,500,000 shares of Class A common stock for a total cost of $1.2 billion. 1

Fourth quarter adjusted net income available to common stockholders was $306 million, or $20.94 per diluted common share, as compared to $326 million, or $20.77 per diluted common share in the third quarter. The following bullets highlight significant changes in the components of net income and adjusted net income between the third and fourth quarters (see the supporting tables for a reconciliation of GAAP net income to adjusted net income): Net interest income - Reported • Net interest income totaled $802 million compared to $795 million in the third quarter. The $7 million increase was primarily due to a higher yield on earning assets and loan growth, partially offset by higher funding costs and average balances. • Net interest margin was 3.36%, a decrease of 4 basis points compared to the third quarter. The yield on earning assets increased by 49 basis points while the cost of funding them increased by 53 basis points. The cost of funding earning assets increased due to higher rates paid on interest-bearing deposits and borrowings as well as a mix shift between noninterest-bearing and interest-bearing deposits. Noninterest income and expense - Reported • Noninterest income totaled $429 million compared to $433 million in the third quarter, a decrease of $4 million. Rental income on operating lease equipment increased $5 million on a gross basis driven by continued improvement in utilization and a higher lease rate. Noninterest income from fee generating lines of business including service charges on deposit accounts, factoring and insurance commissions, card services and fee income and other service charges increased $8 million. Other noninterest income declined by $17 million, spread among various accounts. • Noninterest expense totaled $760 million for both the third and fourth quarters. While the total was unchanged over the prior quarter, there was a $6 million increase in marketing costs related to the Direct Bank and a $3 million increase in net occupancy expense due to increased repairs and utilities costs. These were offset by a $4 million decline in maintenance and depreciation expense on operating lease equipment, a $4 million decline in merger-related expenses and a $1 million decline in other operating expenses spread among various accounts. Noninterest income and expense - Adjusted • Adjusted noninterest income totaled $290 million compared to $288 million in the third quarter, an increase of $2 million. The combination of higher rental income discussed above and a $4 million decline in depreciation and maintenance expense on operating lease equipment resulted in a $9 million increase in adjusted rental income on operating lease equipment. Noninterest income from fee generating lines of business including service charges on deposit accounts, factoring and insurance commissions, card services and fee income and other service charges increased $8 million. Other noninterest income declined by $15 million, spread among various accounts. • Adjusted noninterest expense totaled $590 million compared to $577 million in the third quarter, an increase of $13 million primarily due to the $6 million increase in marketing costs related to the Direct Bank, the $3 million increase in net occupancy expense noted above and a $4 million increase in other operating expenses spread among various accounts. Credit • Provision for credit losses totaled $79 million compared to $60 million in the third quarter, an increase of $19 million. The increase was primarily due to an increase in net charge-offs and a reserve build in the quarter. The increase in allowance for credit losses over the prior quarter was due to changes in reserves on individually evaluated loans, loan growth and continued deterioration in the economic outlook, partially offset by a change in portfolio mix. • Net charge-offs totaled $24 million or a ratio of 0.14% of average loans, compared to $18 million or a ratio of 0.10% of average loans during the third quarter. 2

• Nonaccrual loans as a percentage of total loans increased this quarter to 0.89% from 0.65%. The increase in nonaccrual loans was driven primarily by our non-owner occupied commercial real estate portfolio and more specifically related to general office exposure in the Commercial Bank segment. Balance Sheet • Loans totaled $70.8 billion, an increase of $1.0 billion, or 5.6% on an annualized basis due to strong growth in our branch network, Mortgage and Business Capital, partially offset by declines in Commercial Services and Real Estate Finance. • Deposits totaled $89.4 billion, an increase of $1.9 billion, or 8.4% on an annualized basis. Interest-bearing deposits increased $3.5 billion driven primarily by the $2.5 billion of growth in the Direct Bank and the addition of $0.7 billion in brokered deposits. • Borrowings decreased $1.7 billion during the quarter, replaced by interest-bearing deposits to support our asset growth. EARNINGS CALL DETAILS BancShares will host a conference call and webcast to discuss the company's financial results on Thursday, January 26, 2023, at 9 a.m. Eastern time. To access this call, dial: United States: 1-844-200-6205 Canada: 1-833-950-0062 All other locations: 1-929-526-1599 Access code: 836216 The fourth quarter 2022 earnings presentation and this news release are available on the company’s website at ir.firstcitizens.com, and the conference call will be webcast live at this same location. A replay of the call will be available until Thursday, February 16, 2023, by calling 1-866-813-9403 (United States), 1-226-828-7578 (Canada) or +44-204-525-0658 (all other locations) and referencing access code 724723. A webcast archive of the conference call will be available through February 16, 2023, at ir.firstcitizens.com. ABOUT FIRST CITIZENS BANCSHARES First Citizens BancShares, Inc. (NASDAQ: FCNCA), a top 20 U.S. financial institution with more than $100 billion in assets, is the financial holding company for First-Citizens Bank & Trust Company (“First Citizens Bank”). First Citizens Bank helps personal, business, commercial and wealth clients build financial strength that lasts. Founded in 1898 and headquartered in Raleigh, N.C., First Citizens is the largest family-controlled bank in the United States, providing a unique legacy of strength, stability and long-term thinking that has spanned generations. First Citizens Bank offers an array of general banking services including a network of 500-plus branches in 22 states; commercial banking expertise delivering best-in-class lending, leasing and other financial services coast to coast; and a nationwide direct bank. Discover more at firstcitizens.com. 3

FORWARD-LOOKING STATEMENTS This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue”, “aims” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other risk factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, general competitive, economic, political, geopolitical events (including the military conflict between Russia and Ukraine) and market conditions, the impacts of the global COVID-19 pandemic on BancShares’ business and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, including the recent and projected interest rate hikes by the Board of Governors of the Federal Reserve Board (the “Federal Reserve”), the potential impact of decisions by the Federal Reserve on BancShares’ capital plans, adverse developments with respect to U.S. or global economic conditions, including the significant turbulence in the capital or financial markets, the impact of the current inflationary environment, the impact of implementation and compliance with current or proposed laws, regulations and regulatory interpretations, the availability of capital and personnel, the timing and authorization of any future repurchases of our Class A common under potential share repurchase programs and the failure to realize the anticipated benefits of BancShares’ previous acquisition transaction(s), including the recently completed transaction with CIT, which acquisition risks include (1) disruption from the transaction, or recently completed mergers, with customer, supplier or employee relationships, (2) the possibility that the amount of the costs, fees, expenses and charges related to the transaction may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (3) reputational risk and the reaction of the parties’ customers to the transaction, (4) the risk that the cost savings and any revenue synergies from the transaction may not be realized or take longer than anticipated to be realized and (5) difficulties experienced in the integration of the businesses. Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Additional factors which could affect the forward-looking statements can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”). NON-GAAP MEASURES Certain measures in this release and supporting tables, including those referenced as “Adjusted”, are “Non-GAAP”, meaning they are not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”) and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares believes that Non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing its operating results and financial position to its investors, analysts and management. Non-GAAP measures should be considered a supplement to, and not a substitute for, financial measures prepared in accordance with GAAP. The Non-GAAP measures are reconciled to the most directly comparable GAAP measure, in the Non-GAAP reconciliation table(s) at the end of this earnings release, and notable items are summarized in a separate table. 4

Dollars in millions, except per share data

Summary Financial Data & Key Metrics		BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
Results of Operations:						
Net interest income	$	802	795	357	2,946	1,390
Provision (benefit) for credit losses		79	60	(5)	645	(37)
Net interest income after provision for credit losses		723	735	362	2,301	1,427
Noninterest income		429	433	114	2,136	508
Noninterest expense		760	760	323	3,075	1,234
Income before income taxes		392	408	153	1,362	701
Income tax expense		135	93	30	264	154
Net income		257	315	123	1,098	547
Preferred stock dividends		14	12	4	50	18
Net income available to common stockholders	$	243	303	119	1,048	529
Adjusted net income available to common stockholders[(1)]		306	326	126	1,201	509
Pre-tax, pre-provision net revenue (PPNR)[(1)]		471	468	148	2,007	664
Per Share Information:						
Diluted earnings per common share (EPS)	$	16.67	19.25	12.09	67.40	53.88
Adjusted diluted earnings per common share (EPS)[(1)]		20.94	20.77	12.82	77.24	51.88
Book value per common share		605.36	597.75	447.95	605.36	447.95
Tangible book value per common share (TBV)[(1)]		571.89	564.97	410.74	571.89	410.74
Key Performance Metrics:						
Return on average assets (ROA)		0.93 %	1.16 %	0.84 %	1.01 %	1.00 %
Adjusted ROA[(1)]		1.15	1.24	0.89	1.15	0.96
PPNR ROA[(1)]		1.70	1.72	1.01	1.84	1.21
Adjusted PPNR ROA[(1)]		1.81	1.86	1.08	1.64	1.16
Return on average common equity (ROE)		11.05	12.49	10.96	11.15	12.84
Adjusted ROE[(1)]		13.89	13.47	11.63	12.78	12.36
Return on average tangible common equity (ROTCE)[(1)]		11.70	13.17	12.00	11.78	14.12
Adjusted ROTCE[(1)]		14.71	14.20	12.72	13.50	13.60
Efficiency ratio		61.74	61.91	68.52	60.50	64.98
Adjusted efficiency ratio[(1)]		54.08	53.32	66.31	56.40	65.11
Net interest margin (NIM)[(2)]		3.36	3.40	2.58	3.14	2.66
Select Balance Sheet Items at Period End:						
Total investment securities	$	19,369	18,841	13,110	19,369	13,110
Total loans and leases		70,781	69,790	32,372	70,781	32,372
Total operating lease equipment, net		8,156	7,984	—	8,156	—
Total deposits		89,408	87,553	51,406	89,408	51,406
Total borrowings		6,645	8,343	1,784	6,645	1,784
Loan to deposit ratio		79.17 %	79.71 %	62.97 %	79.17 %	62.97 %
Noninterest-bearing deposits to total deposits		27.87 %	30.37 %	41.64 %	27.87 %	41.64 %
Capital Ratios at Period End: [(3)]						
Total risk-based capital ratio		13.18 %	13.46 %	14.35 %	13.18 %	14.35 %
Tier 1 risk-based capital ratio		11.06	11.36	12.47	11.06	12.47
Common equity Tier 1 ratio		10.08	10.37	11.50	10.08	11.50
Tier 1 leverage capital ratio		9.06	9.31	7.59	9.06	7.59
Asset Quality at Period End:						
Nonaccrual loans to total loans and leases		0.89 %	0.65 %	0.37 %	0.89 %	0.37 %
Allowance for credit losses (ACL) to loans and leases		1.30	1.26	0.55	1.30	0.55
Net charge-off ratio		0.14	0.10	-0.01	0.12	0.03

[(1)] Denotes a non-GAAP measure. Refer to the non-GAAP reconciliation subsequently included in these materials for a reconciliation to the most directly comparable GAAP measure. "Adjusted" items exclude the impact of Notable Items.

[(2)] Calculated net of average credit balances of factoring clients.

[(3)] Capital ratios for the current quarter are preliminary pending completion of quarterly regulatory filings.

5

Dollars in millions, except share and per share data

Income Statement (unaudited)		BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
Interest income						
Interest and fees on loans	$	892	785	328	2,953	1,295
Interest on investment securities		92	90	39	354	145
Interest on deposits at banks		56	31	4	106	11
Total interest income		**1,040**	**906**	**371**	**3,413**	**1,451**
Interest expense						
Deposits		176	78	8	335	33
Borrowings		62	33	6	132	28
Total interest expense		**238**	**111**	**14**	**467**	**61**
Net interest income		802	795	357	2,946	1,390
Provision (benefit) for credit losses		79	60	(5)	645	(37)
Net interest income after provision for credit losses		**723**	**735**	**362**	**2,301**	**1,427**
Noninterest income						
Rental income on operating lease equipment		224	219	—	864	—
Fee income and other service charges		45	44	11	163	42
Wealth management services		35	35	33	142	129
Service charges on deposit accounts		23	21	26	100	95
Factoring commissions		26	24	—	104	—
Cardholder services, net		26	25	22	102	87
Merchant services, net		8	8	7	35	33
Insurance commissions		13	11	4	47	16
Realized gain on sale of investment securities available for sale, net		—	—	—	—	33
Fair value adjustment on marketable equity securities, net		2	(2)	3	(3)	34
Bank-owned life insurance		7	8	1	32	3
Gain on sale of leasing equipment, net		2	2	—	15	—
Gain on acquisition		—	—	—	431	—
Gain on extinguishment of debt		—	1	—	7	—
Other noninterest income		18	37	7	97	36
Total noninterest income		**429**	**433**	**114**	**2,136**	**508**
Noninterest expense						
Depreciation on operating lease equipment		88	87	—	345	—
Maintenance and other operating lease expenses		47	52	—	189	—
Salaries and benefits		352	351	193	1,396	759
Net occupancy expense		50	47	30	194	117
Equipment expense		55	55	30	216	119
Professional fees		13	13	7	57	20
Third-party processing fees		26	27	16	103	60
FDIC insurance expense		5	5	4	31	14
Marketing		21	15	3	53	10
Merger-related expenses		29	33	9	231	29
Intangible asset amortization		6	5	3	23	12
Other noninterest expense		68	70	28	237	94
Total noninterest expense		**760**	**760**	**323**	**3,075**	**1,234**
Income before income taxes		**392**	**408**	**153**	**1,362**	**701**
Income tax expense		135	93	30	264	154
Net income	$	**257**	**315**	**123**	**1,098**	**547**
Preferred stock dividends		14	12	4	50	18
Net income available to common stockholders	$	**243**	**303**	**119**	**1,048**	**529**
Basic earnings per common share	$	**16.69**	**19.27**	**12.09**	**67.47**	**53.88**
Diluted earnings per common share	$	**16.67**	**19.25**	**12.09**	**67.40**	**53.88**
Weighted average common shares outstanding (basic)		14,590,387	15,711,976	9,816,405	15,531,924	9,816,405
Weighted average common shares outstanding (diluted)		14,607,426	15,727,993	9,816,405	15,549,944	9,816,405

6

Dollars in millions

Balance Sheet (unaudited)		BancShares 12/31/22	BancShares 9/30/22	BancShares 12/31/21
Assets				
Cash and due from banks	$	518	481	338
Interest-earning deposits at banks		5,025	6,172	9,115
Investment in marketable equity securities		95	92	98
Investment securities available for sale		8,995	9,088	9,203
Investment securities held to maturity		10,279	9,661	3,809
Assets held for sale		60	21	99
Loans and leases		70,781	69,790	32,372
Allowance for credit losses		(922)	(882)	(178)
Loans and leases, net of allowance for credit losses		**69,859**	**68,908**	**32,194**
Operating lease equipment, net		8,156	7,984	—
Premises and equipment, net		1,456	1,410	1,233
Goodwill		346	346	346
Other intangible assets		140	145	19
Other assets		4,369	5,002	1,855
Total assets	$	**109,298**	**109,310**	**58,309**
Liabilities				
Deposits:				
Noninterest-bearing	$	24,922	26,587	21,405
Interest-bearing		64,486	60,966	30,001
Total deposits		89,408	87,553	51,406
Credit balances of factoring clients		995	1,147	—
Borrowings:				
Short-term borrowings		2,186	3,128	589
Long-term borrowings		4,459	5,215	1,195
Total borrowings		6,645	8,343	1,784
Other liabilities		2,588	2,434	381
Total liabilities		**99,636**	**99,477**	**53,571**
Stockholders' equity				
Preferred stock		881	881	340
Common stock:				
Class A - $1 par value		14	14	9
Class B - $1 par value		1	1	1
Additional paid in capital		4,109	4,506	—
Retained earnings		5,392	5,160	4,378
Accumulated other comprehensive loss		(735)	(729)	10
Total stockholders' equity		**9,662**	**9,833**	**4,738**
Total liabilities and stockholders' equity	$	**109,298**	**109,310**	**58,309**

7

Dollars in millions, except share per share data

Notable Items [1]	BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
Noninterest income					
Rental income on operating lease equipment [2]	$ (135)	(139)	—	(534)	—
Realized gain on sale of investment securities available for sale, net	—	—	—	—	(33)
Fair value adjustment on marketable equity securities, net	(2)	2	(3)	3	(34)
Gain on sale of leasing equipment, net	(2)	(2)	—	(15)	—
Gain on acquisition	—	—	—	(431)	—
Gain on extinguishment of debt	—	(1)	—	(7)	—
Other noninterest income [3]	—	(5)	—	(11)	—
Impact on adjusted noninterest income	**(139)**	**(145)**	**(3)**	**(995)**	**(67)**
Noninterest expense					
Depreciation on operating lease equipment [2]	(88)	(87)	—	(345)	—
Maintenance and other operating lease expenses [2]	(47)	(52)	—	(189)	—
Merger-related expenses	(29)	(33)	(9)	(231)	(29)
Intangible asset amortization	(6)	(5)	(3)	(23)	(12)
Other noninterest expense [4]	—	(6)	—	18	—
Impact on adjusted noninterest expense	**(170)**	**(183)**	**(12)**	**(770)**	**(41)**
CECL Day 2 provision and reserve for unfunded commitments	—	—	—	(513)	—
Impact on adjusted pre-tax income	31	38	9	288	(26)
Income tax impact [5] [6]	(32)	15	2	135	(6)
Impact on adjusted net income	$ 63	23	7	153	(20)
Impact on adjusted diluted EPS	**$ 4.27**	**1.52**	**0.73**	**9.84**	**(2.00)**

[1] Notable items include income and expense for infrequent transactions and certain recurring items (typically noncash) that Management believes should be excluded from adjusted measures (non-GAAP) to enhance understanding of operations and comparability to historical periods. Management utilizes both GAAP and adjusted measures (non-GAAP) to analyze the Company's performance. Refer to the Non-GAAP reconciliation table(s) at the end of this earnings release for a reconciliation of Non-GAAP measures to the most directly comparable GAAP measures.

[2] Depreciation and maintenance and other operating lease expenses are reclassified from noninterest expense to a reduction of rental income on operating lease equipment. There is no net impact to earnings for this notable item as adjusted noninterest income and expense are reduced by the same amount. Adjusted rental income on operating lease equipment (non-GAAP) is net of depreciation and maintenance expense for operating lease equipment. Management believes this measure enhances comparability to banking peers, primarily due to the extent of our rail and other equipment rental activities. Refer to the Non-GAAP reconciliation table(s) at the end of this earnings release for a reconciliation of Non-GAAP measures to the most directly comparable GAAP measure.

[3] Primarily includes the following: 3Q22- contract settlement with a rail customer; YTD22- contract settlement with rail customer and gain on sale of other assets.

[4] Primarily includes the following: 3Q22- impairment of a call center facility; YTD22- impairment of a call center facility and termination of two post retirement benefit plans.

[5] Includes $55 million of tax expense related to the early surrender of BOLI policies. During 4Q22, management decided to early surrender $1.2 billion of BOLI policies. This triggered a taxable gain of $160 million and resulted in tax expense of $55 million.

[6] The income tax impact includes tax discrete items and changes in the estimated annualized effective tax rate.

8

Dollars in millions, except share and per share data

Condensed Income Statement (unaudited) - Adjusted for Notable Items [1]		BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
Interest income	$	1,040	906	371	3,413	1,451
Interest expense		238	111	14	467	61
Net interest income		802	795	357	2,946	1,390
Provision (benefit) for credit losses		79	60	(5)	132	(37)
Net interest income after provision for credit losses		**723**	**735**	**362**	**2,814**	**1,427**
Noninterest income		290	288	111	1,141	441
Noninterest expense		590	577	311	2,305	1,193
Income before income taxes		**423**	**446**	**162**	**1,650**	**675**
Income tax expense		103	108	32	399	148
Net income	**$**	**320**	**338**	**130**	**1,251**	**527**
Preferred stock dividends		14	12	4	50	18
Net income available to common stockholders	**$**	**306**	**326**	**126**	**1,201**	**509**
Basic earnings per common share	**$**	**20.97**	**20.79**	**12.82**	**77.33**	**51.88**
Diluted earnings per common share	**$**	**20.94**	**20.77**	**12.82**	**77.24**	**51.88**
Weighted average common shares outstanding (basic)		14,590,387	15,711,976	9,816,405	15,531,924	9,816,405
Weighted average common shares outstanding (diluted)		14,607,426	15,727,993	9,816,405	15,549,944	9,816,405

[1] The GAAP income statements and notable items are included previously in this communication. The condensed adjusted income statements above (non-GAAP) exclude the impacts of notable items. Refer to the Non-GAAP reconciliation table(s) at the end of this earnings release for a reconciliation of Non-GAAP measures to the most directly comparable GAAP measure.

Dollars in millions

Loans & Leases by Class (end of period)		BancShares 12/31/22	BancShares 9/30/22	BancShares 12/31/21
Loans & Leases by Class				
Commercial				
Commercial construction	$	2,804	2,752	1,238
Owner-occupied commercial mortgages		14,473	14,053	12,099
Non-owner-occupied commercial mortgages		9,902	9,683	3,041
Commercial and industrial		24,105	24,288	5,937
Leases		2,171	2,184	271
Total commercial	$	53,455	52,960	22,586
Consumer				
Residential mortgage	$	13,309	12,910	6,088
Revolving mortgage		1,951	1,923	1,818
Consumer auto		1,414	1,385	1,332
Consumer other		652	612	548
Total consumer	**$**	17,326	16,830	9,786
Total loans and leases	$	**70,781**	**69,790**	**32,372**
Less: Allowance for credit losses		(922)	(882)	(178)
Total loans and leases, net of allowance for credit losses	$	**69,859**	**68,908**	**32,194**

Deposits by Type (end of period)		BancShares 12/31/22	BancShares 9/30/22	BancShares 12/31/21
Noninterest-bearing demand	$	24,922	26,587	21,405
Checking with interest		16,202	16,118	12,694
Money market		21,040	21,818	10,590
Savings		16,634	14,722	4,236
Time		10,610	8,308	2,481
Total deposits	**$**	**89,408**	**87,553**	**51,406**

9

Dollars in millions

Credit Quality & Allowance		BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
Nonaccrual loans	$	627	454	121	627	121
Ratio of nonaccrual loans to total loans		**0.89 %**	**0.65 %**	**0.37 %**	**0.89 %**	**0.37 %**
Charge-offs	$	39	33	9	146	36
Recoveries		(15)	(15)	(9)	(67)	(26)
Net charge-offs	**$**	**24**	**18**	**—**	**79**	**10**
Net charge-off ratio		**0.14 %**	**0.10 %**	**(0.01)%**	**0.12 %**	**0.03 %**
Allowance for credit losses to loans ratio		1.30 %	1.26 %	0.55 %	1.30 %	0.55 %
Allowance for credit losses - beginning	**$**	**882**	**850**	**183**	**178**	**225**
Initial PCD ACL		—	—	—	272	—
Day 2 provision, excluding provision for unfunded commitments		—	—	—	454	—
Provision (benefit) for credit losses		64	50	(5)	97	(37)
Net charge-offs		(24)	(18)	—	(79)	(10)
Allowance for credit losses - ending	**$**	**922**	**882**	**178**	**922**	**178**

10

Dollars in millions

Average Balance Sheet	BancShares QTD 12/31/22 Avg Balance	Income/ Expense	Yield/ Rate	BancShares QTD 09/30/22 Avg Balance	Income/ Expense	Yield/ Rate	BancShares QTD 12/31/21 Avg Balance	Income/ Expense	Yield/ Rate
Loans and leases [1] [2]	$ 69,290	$ 892	5.09 %	$ 67,733	$ 785	4.58 %	$ 32,488	$ 328	3.98 %
Total investment securities	18,876	92	1.95	19,119	90	1.88	11,424	39	1.39
Interest-earning deposits at banks	6,193	56	3.60	5,685	31	2.17	10,690	4	0.15
Total interest-earning assets [2]	**$ 94,359**	**$ 1,040**	**4.36%**	**$ 92,537**	**$ 906**	**3.87%**	**$ 54,602**	**$ 371**	**2.69 %**
Operating lease equipment, net (including held for sale)	$ 8,049			$ 7,981			$ —		
Cash and due from banks	500			489			337		
Allowance for credit losses	(886)			(851)			(184)		
All other non-interest-earning assets	7,770			7,831			3,361		
Total assets	**$109,792**			**$ 107,987**			**$ 58,116**		
Interest-bearing deposits:									
Checking with interest	$ 15,985	$ 13	0.24 %	$ 16,160	$ 7	0.14 %	$ 11,994	$ 2	0.05 %
Money market	21,200	60	1.13	22,993	32	0.55	10,358	3	0.09
Savings	15,831	69	1.73	13,956	28	0.78	4,140	—	0.03
Time deposits	9,516	34	1.42	8,436	11	0.54	2,517	3	0.62
Total interest-bearing deposits	62,532	176	1.12	61,545	78	0.50	29,009	8	0.11
Borrowings:									
Securities sold under customer repurchase agreements	514	—	0.27	617	1	0.16	650	1	0.16
Short-term FHLB borrowings	2,080	20	3.72	1,188	8	2.57	—	—	—
Short-term borrowings	2,594	20	3.04	1,805	9	1.74	650	1	0.16
Federal Home Loan Bank borrowings	2,818	28	3.85	1,784	11	2.45	645	1	1.28
Senior unsecured borrowings	906	4	2.03	898	5	2.00	—	—	—
Subordinated debt	1,051	9	3.38	1,054	8	3.21	497	3	3.34
Other borrowings	25	1	6.57	67	—	4.51	75	1	1.25
Long-term borrowings	4,800	42	3.42	3,803	24	2.59	1,217	5	2.12
Total borrowings	7,394	62	3.28	5,608	33	2.32	1,867	6	1.44
Total interest-bearing liabilities	**$ 69,926**	**$ 238**	**1.35%**	**$ 67,153**	**$ 111**	**0.65%**	**$ 30,876**	**$ 14**	**0.19 %**
Noninterest-bearing deposits	$ 26,510			$ 26,877			$ 22,229		
Credit balances of factoring clients	1,174			1,089			—		
Other noninterest-bearing liabilities	2,561			2,369			378		
Stockholders' equity	9,621			10,499			4,633		
Total liabilities and stockholders' equity	**$109,792**			**$ 107,987**			**$ 58,116**		
Net interest income		**$ 802**			**$ 795**			**$ 357**	
Net interest spread [2]			3.01 %			3.22 %			2.50 %
Net interest margin [2]			**3.36%**			**3.40%**			**2.58 %**

[1] Loans and leases include non-PCD and PCD loans, nonaccrual loans and held for sale. Interest income on loans and leases includes accretion income and loan fees.

[2] The balance and rate presented is calculated net of average credit balances of factoring clients.

Note: Certain items above do not precisely recalculate as presented due to rounding.

11

Dollars in millions

Average Balance Sheet	BancShares YTD 12/31/22 Avg Balance	BancShares YTD 12/31/22 Income/ Expense	BancShares YTD 12/31/22 Yield/Rate	BancShares YTD 12/31/21 Avg Balance	BancShares YTD 12/31/21 Income/ Expense	BancShares YTD 12/31/21 Yield/Rate
Loans and leases [(1)(2)]	$ 66,634	$ 2,953	4.41 %	$ 32,860	$ 1,295	3.91 %
Total investment securities	19,166	354	1.85	10,611	145	1.37
Interest-earning deposits at banks	7,726	106	1.38	8,349	11	0.13
Total interest-earning assets[(2)]	**$ 93,526**	**$ 3,413**	**3.63 %**	**$ 51,820**	**$ 1,451**	**2.78 %**
Operating lease equipment, net (including held for sale)	$ 7,982			$ —		
Cash and due from banks	512			350		
Allowance for credit losses	(875)			(202)		
All other non-interest-earning assets	7,788			3,015		
Total assets	**$ 108,933**			**$ 54,983**		
Interest-bearing deposits:						
Checking with interest	$ 16,323	$ 29	0.15 %	$ 11,258	$ 6	0.05 %
Money market	23,949	125	0.52	9,708	10	0.10
Savings	14,193	117	0.82	3,847	1	0.03
Time deposits	9,133	64	0.70	2,647	16	0.63
Total interest-bearing deposits	63,598	335	0.53	27,460	33	0.12
Borrowings:						
Securities sold under customer repurchase agreements	590	1	0.19	660	1	0.20
Short-term FHLB borrowings	824	28	3.30	—	—	—
Short-term borrowings	1,414	29	2.00	660	1	0.20
Federal Home Loan Bank borrowings	1,414	43	2.96	648	8	1.28
Senior unsecured borrowings	1,348	25	1.87	—	—	—
Subordinated debt	1,056	33	3.15	498	15	3.35
Other borrowings	64	2	3.22	80	4	1.23
Long-term borrowings	3,882	103	2.64	1,226	27	2.12
Total borrowings	5,296	132	2.47	1,886	28	1.45
Total interest-bearing liabilities	**$ 68,894**	**$ 467**	**0.68 %**	**$ 29,346**	**$ 61**	**0.21 %**
Noninterest-bearing deposits	$ 26,318			$ 20,798		
Credit balances of factoring clients	1,153			—		
Other noninterest-bearing liabilities	2,292			378		
Stockholders' equity	10,276			4,461		
Total liabilities and stockholders' equity	**$ 108,933**			**$ 54,983**		
Net interest income		**$ 2,946**			**$ 1,390**	
Net interest spread [(2)]			2.95 %			2.57 %
Net interest margin [(2)]			**3.14 %**			**2.66 %**

[(1)] Loans and leases include non-PCD and PCD loans, nonaccrual loans and held for sale. Interest income on loans and leases includes accretion income and loan fees.

[(2)] The balance and rate presented is calculated net of average credit balances of factoring clients.

Note: Certain items above do not precisely recalculate as presented due to rounding.

12

Dollars in millions, except share and per share data

Non-GAAP Reconciliations			BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
Net income and EPS							
Net income (GAAP)	a	$	257	315	123	1,098	547
Preferred stock dividends			14	12	4	50	18
Net income available to common stockholders (GAAP)	b		243	303	119	1,048	529
Total notable items, after income tax	c		63	23	7	153	(20)
Adjusted net income (non-GAAP)	d = (a+c)		320	338	130	1,251	527
Adjusted net income available to common stockholders (non-GAAP)	e = (b+c)	$	306	326	126	1,201	509
Weighted average common shares outstanding							
Basic	f		14,590,387	15,711,976	9,816,405	15,531,924	9,816,405
Diluted	g		14,607,426	15,727,993	9,816,405	15,549,944	9,816,405
EPS (GAAP)							
Basic	b/f	$	16.69	19.27	12.09	67.47	53.88
Diluted	b/g		16.67	19.25	12.09	67.40	53.88
Adjusted EPS (non-GAAP)							
Basic	e/f	$	20.97	20.79	12.82	77.33	51.88
Diluted	e/g		20.94	20.77	12.82	77.24	51.88
Noninterest income and expense							
Noninterest income	h	$	429	433	114	2,136	508
Impact of notable items, before income tax			(139)	(145)	(3)	(995)	(67)
Adjusted noninterest income	i	$	290	288	111	1,141	441
Noninterest expense	j	$	760	760	323	3,075	1,234
Impact of notable items, before income tax			(170)	(183)	(12)	(770)	(41)
Adjusted noninterest expense	k	$	590	577	311	2,305	1,193
Provision (benefit) for credit losses							
Provision (benefit) for credit losses		$	79	60	(5)	645	(37)
Plus: Day 2 provision for credit losses			—	—	—	(513)	—
Adjusted provision (benefit) for credit losses		$	79	60	(5)	132	(37)
PPNR							
Net income (GAAP)	a	$	257	315	123	1,098	547
Plus:							
Provision (benefit) for credit losses			79	60	(5)	645	(37)
Income tax expense (benefit)			135	93	30	264	154
PPNR (non-GAAP)	l	$	471	468	148	2,007	664
Plus: total notable items, before income tax			31	38	9	(225)	(26)
Adjusted PPNR (non-GAAP)	m	$	502	506	157	1,782	638

Note: Certain items above do not precisely recalculate as presented due to rounding.

13

Dollars in millions, except share and per share data

Non-GAAP Reconciliations (continued)			BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
ROA							
Net income (GAAP)	a	$	257	315	123	1,098	547
Annualized net income	n = a annualized		1,020	1,250	488	1,098	547
Adjusted net income (non-GAAP)	d		320	338	130	1,251	527
Annualized adjusted net income	p = d annualized		1,270	1,341	516	1,251	527
Average assets	o		109,792	107,987	58,116	108,933	54,983
ROA	n/o		0.93 %	1.16 %	0.84 %	1.01 %	1.00 %
Adjusted ROA	p/o		1.15 %	1.24 %	0.89 %	1.15 %	0.96 %
PPNR ROA							
PPNR (non-GAAP)	l	$	471	468	148	2,007	664
Annualized PPNR	q = l annualized		1,868	1,858	589	2,007	664
Adjusted PPNR (non-GAAP)	m		502	506	157	1,782	638
Annualized PPNR	r = m annualized		1,992	2,009	622	1,782	638
PPNR ROA	q/o		1.70 %	1.72 %	1.01 %	1.84 %	1.21 %
Adjusted PPNR ROA	r/o		1.81 %	1.86 %	1.08 %	1.64 %	1.16 %
ROE and ROTCE							
Annualized net income available to common stockholders	s = b annualized	$	964	1,202	472	1,048	529
Annualized adjusted net income available to common stockholders	t = e annualized	$	1,214	1,293	500	1,201	509
Average stockholders' equity (GAAP)		$	9,621	10,499	4,633	10,276	4,461
Less: average preferred stock			881	881	340	878	340
Average common stockholders' equity (non-GAAP)	u	$	8,740	9,618	4,293	9,398	4,121
Less: average goodwill			346	346	350	346	350
Less: average other intangible assets			143	148	21	156	25
Average tangible common equity (non-GAAP)	v	$	8,251	9,124	3,922	8,896	3,746
ROE	s/u		11.05 %	12.49 %	10.96 %	11.15 %	12.84 %
Adjusted ROE	t/u		13.89 %	13.47 %	11.63 %	12.78 %	12.36 %
ROTCE	s/v		11.70 %	13.17 %	12.00 %	11.78 %	14.12 %
Adjusted ROTCE	t/v		14.71 %	14.20 %	12.72 %	13.50 %	13.60 %
Tangible common equity to tangible assets							
Stockholders' equity (GAAP)	w	$	9,662	9,833	4,738	9,662	4,738
Less: preferred stock			881	881	340	881	340
Common equity (non-GAAP)	x	$	8,781	8,952	4,398	8,781	4,398
Less: goodwill			346	346	346	346	346
Less: other intangible assets			140	145	19	140	19
Tangible common equity (non-GAAP)	y	$	8,295	8,461	4,033	8,295	4,033
Total assets (GAAP)	z		109,298	109,310	58,309	109,298	58,309
Tangible assets (non-GAAP)	aa		108,812	108,819	57,944	108,812	57,944
Total equity to total assets	w/z		8.84 %	9.00 %	8.13 %	8.84 %	8.13 %
Tangible common equity to tangible assets (non-GAAP)	y/aa		7.62 %	7.78 %	6.96 %	7.62 %	6.96 %

Note: Certain items above do not precisely recalculate as presented due to rounding.

14

Dollars in millions, except share and per share data

Non-GAAP Reconciliations (continued)		BancShares QTD 12/31/22	BancShares QTD 9/30/22	BancShares QTD 12/31/21	BancShares YTD 12/31/22	BancShares YTD 12/31/21
Book value and tangible book value per common share						
Common shares outstanding at period end	bb	14,506,200	14,976,127	9,816,405	14,506,200	9,816,405
Book value per share	x/bb	$ 605.36	597.75	447.95	605.36	447.95
Tangible book value per share	y/bb	$ 571.89	564.97	410.74	571.89	410.74
Efficiency ratio						
Net interest income	cc	$ 802	795	357	2,946	1,390
Efficiency ratio (GAAP)	j / (h + cc)	61.74 %	61.91 %	68.52 %	60.50 %	64.98 %
Adjusted efficiency ratio (non-GAAP)	k / (i + cc)	54.08 %	53.32 %	66.31 %	56.40 %	65.11 %
Rental income on operating lease equipment						
Rental income on operating lease equipment		$ 224	219	—	864	—
Less:						
Depreciation on operating lease equipment		88	87	—	345	—
Maintenance and other operating lease expenses		47	52	—	189	—
Adjusted rental income on operating lease equipment		89	80	—	330	—

Note: Certain items above do not precisely recalculate as presented due to rounding.

15